UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

(Exact name of registrant as specified in its charter)

Florida	001-34462	65-0925265
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One North Federal Highway, Boca Raton, Florida		33432
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 362-3435

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1ST UNITED BANCORP, INC.

FORM 8-K

CURRENT REPORT

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

The Annual Meeting of Shareholders (the “Annual Meeting”) of 1st United Bancorp, Inc. (the “Registrant”) was held on May 28, 2013. At the Annual Meeting, the shareholders approved the 2013 Incentive Plan (the “Plan”). The Plan was previously approved by the Board of Directors of the Company. A summary of the material terms of the Plan is included under the heading “Proposal No. 3 – Approval of the 2013 Incentive Plan” of the Registrant’s 2013 Proxy Statement which was filed with the Securities and Exchange Commission on April 12, 2013, and is incorporated by reference herein. The Plan summary is qualified in its entirety by reference to the text of the Plan, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations. The following summarizes all matters voted on at the Annual Meeting.

1.	Each of the following directors were elected for a term to expire at the 2014 annual meeting of shareholders and until their successors are elected and qualified. Each nominee was an incumbent director. No other persons were nominated and each nominee was elected. The number of votes cast were as follows:

	For	Withheld	Broker Non-Votes
Paula Berliner	25,274,733	1,507,058	2,662,270
Derek C. Burke	26,268,630	513,161	2,662,270
Jeffery L. Carrier	25,287,202	1,494,589	2,662,270
Ronald A. David	26,315,099	466,692	2,662,270
James Evans	26,312,888	468,903	2,662,270
Arthur S. Loring	25,274,533	1,507,258	2,662,270
Thomas E. Lynch	24,886,160	1,895,631	2,662,270
John Marino	25,977,885	803,906	2,662,270
Carlos Morrison	25,977,655	804,136	2,662,270
Warren S. Orlando	26,277,098	504,693	2,662,270
Rudy E. Schupp	26,300,542	481,249	2,662,270
Joseph W. Veccia, Jr.	25,308,763	1,473,028	2,662,270

2.	Shareholders approved, on a nonbinding advisory basis, executive compensation. The number of votes cast were as follows:

For	Against	Abstention	Broker Non-Votes
19,184,053	7,417,757	179,981	2,662,270

3.	Shareholders approved the 2013 Incentive Plan which will be administered by the Board Compensation Committee through which awards of various equity-based instruments may be made to employees selected by the Compensation Committee and approved by the Board of Directors. The number of votes cast were as follows:

For	Against	Abstention	Broker Non-Votes
14,175,176	12,485,858	120,757	2,662,270

4.	Shareholders ratified the action of the Audit Committee in selecting and appointing Crowe Horwath, LLP as the Registrant’s independent auditors for the fiscal year ending December 31, 2013. The number of votes cast were as follows:

For	Against	Abstention
29,147,481	271,105	25,475

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	2013 Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST UNITED BANCORP, INC.
Date: May 30, 2013	By: /s/ John Marino
John Marino,
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	2013 Incentive Plan